TIAA-CREF FUNDS: FUNDS-OF-FUNDS

TIAA-CREF Lifecycle Funds

TIAA-CREF Lifecycle Index Funds

TIAA-CREF Lifestyle Funds

TIAA-CREF Managed Allocation Fund

(series of the TIAA-CREF Funds)

SUPPLEMENT NO. 2

dated August 1, 2018

to the Statement of Additional Information (“SAI”)

dated October 1, 2017

Bridget A. Macaskill no longer serves as a Trustee of the TIAA-CREF Funds (the “Trust”). Therefore, effective immediately, all references in the SAI to Ms. Macaskill being a Trustee of the Trust are hereby deleted. Also, effective immediately, the total number of Trustees as set forth in the first sentence currently appearing under the sub-section entitled “Board leadership structure and related matters” of the sub-section entitled “The Board of Trustees” of the section entitled “Management of the Trust” on page 30 of the SAI, as modified by Supplement No. 1 to the SAI dated March 1, 2018, is hereby decreased from ten to nine.

Effective immediately, the following hereby replaces in their entirety sections (1)-(6) currently appearing under the sub-section entitled “Board committees” of the section entitled “Management of the Trust” on page 36 of the SAI.

(1)	An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Funds’ independent registered public accounting firm. During the fiscal year ended May 31, 2017, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Kenny, Mr. Sloan and Prof. Starks. Mr. Sloan has been designated as an “audit committee financial expert” as defined by the rules of the SEC.
(2)	An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Funds’ investments. During the fiscal year ended May 31, 2017, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Sloan (chair), Mr. Berkley, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny, Prof. Poterba and Prof. Starks.
(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Funds. During the fiscal year ended May 31, 2017, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Starks (chair), Prof. Eberly, Prof. Poterba and Mr. Sloan.
(4)	An Executive Committee, consisting solely of independent Trustees, which generally is vested with full Board powers for matters that arise between Board meetings. During the fiscal year ended May 31, 2017, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba.

(5)	A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended May 31, 2017, the Nominating and Governance Committee held eight meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Prof. Jackson and Mr. Kenny.
(6)	An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended May 31, 2017, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Forrester and Prof. Jackson.

A40318 (8/18)